                               EXHIBIT B TO LEASE

                  LEASE SUPPLEMENT (Rykoff-Sexton, Inc. Lease)

     LEASE SUPPLEMENT (Rykoff-Sexton, Inc. Lease) dated April 29, 1994 (this "LEASE SUPPLEMENT") between RYKOFF-SEXTON, INC., a Delaware corporation (the "LESSEE"), BA Leasing & Capital Corporation, Manufacturers Bank and Pitney Bowes Credit Corporation (the "LESSORS") and BA LEASING & CAPITAL CORPORATION, not in its individual capacity, but solely in its capacity as Agent for the Lessors;

                              W I T N E S S E T H :

     WHEREAS, the Lessee, the Lessors and the Agent have heretofore entered into that certain Lease Intended as Security dated as of April 29, 1994 (the "LEASE"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Lease; and

     WHEREAS, the Lease provides for the execution and delivery of a Lease Supplement on each Delivery Date substantially in the form hereof for the purpose of confirming the acceptance and lease of certain Equipment, specifying the Rent applicable to such Equipment and setting forth certain other matters, all as required pursuant to the Lease;

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Agent, the Lessors and the Lessee hereby agree as follows:

     1. INSPECTION AND APPROVAL. The Lessee hereby acknowledges and confirms that it has inspected and approved the Equipment set forth on SCHEDULE I hereto for all purposes of the Lease and the other Operative Documents and, as between the Lessors and the Lessee, such Equipment complies in all material respects with the specifications for such Equipment, is in good working order, repair, condition and appearance, and without defect therein with respect to design, manufacture, conditions, operation and fitness for use or in any other respect, whether or not discoverable by Lessee as of the date hereof. Lessee reaffirms, as to the Equipment set forth in SCHEDULE I, each of the waivers, acknowledgments and agreements of Lessee set forth in Section 4.1 of the Lease.

     2. DELIVERY and Acceptance. The Lessors hereby confirm delivery and lease to the Lessee, and the Lessee hereby confirms acceptance of delivery and lease from the Lessors, under the

Lease as hereby supplemented, of the Equipment listed on SCHEDULE I hereto.

     3. FUNCTIONAL UNITS. The Equipment set forth on SCHEDULE I consists of one or more of the Functional Units set forth or referred to on Schedule Y to the Participation Agreement, PROVIDED that the Required Lessors may from time to time, in their reasonable discretion, direct the Agent to allocate such Equipment into different Functional Units so long as each Item of Equipment subject to the Lease is at all times part of a Functional Unit.

     4. WARRANTY. The Lessee hereby represents and warrants that no event which would constitute a Casualty under the Lease has occurred with respect to the Equipment set forth on SCHEDULE I hereto as of the date hereof. Lessee hereby reaffirms each of the representations and warranties set forth at
Section 5.1 of the Participation Agreement as if made on the date hereof, including that the Equipment set forth on SCHEDULE I hereto is free and clear of all Liens other than Permitted Liens.

     5. TERM, INTERIM PERIOD, INTEREST RATE AND SUPPLEMENT BALANCE. The term of this Lease Supplement shall commence on the date hereof and end on the Termination Date. The Interim Period, the Interest Rate, the Applicable Percentage and the amount of Rent due on each Payment Date are set forth, respectively, in the appropriate portions of SCHEDULE II hereto. SCHEDULE III hereto sets forth the respective portion of each installment of Rent payable on each Payment Date to be paid to each Lessor. SCHEDULE IV hereto sets forth the Functional Unit Balance of each Functional Unit as of each Payment Date.

     6.  RENT.

     (a) On the last day of the Interim Period, Lessee shall pay to Agent, for the benefit of the Lessors, the amount of the Interim Rent set forth at
SCHEDULE II.

     (b) On each Payment Date following the expiration of the Interim Period during the Initial Term and during each Renewal Term, Lessee shall pay to Agent, for the benefit of the Lessors, the amount of the Basic Rent and Renewal Rent as set forth at SCHEDULE II hereto.

     7. CONFIRMATION. The Lessee hereby confirms its agreement, in accordance with the Lease as supplemented by this Lease Supplement, to pay Rent to the Agent, for the benefit of the Lessors, for each Functional Unit leased hereunder. Nothing herein shall reduce Lessee's obligation to make all other payments required under the Lease, including those payments to be made on the last day of the Lease Term pursuant to Article XI of the Lease.

     8. INCORPORATION INTO LEASE. This Lease Supplement shall be construed in connection with and as part of the Lease, and all terms, conditions and covenants contained in the Lease, as supplemented by this Lease Supplement, shall be and remain in full force and effect and shall govern the Equipment described in SCHEDULE I hereto.

     9. REFERENCES. Any and all notices, requests, certificates and other instruments executed and delivered concurrently with or after the execution and delivery of this Lease Supplement may refer to the "Lease Intended as Security, dated as of April 29, 1994", or may identify the Lease in any other respect without making specific reference to this Lease Supplement, but nevertheless all such references shall be deemed to include this Lease Supplement, unless the context shall otherwise require.

     10. COUNTERPARTS. This Lease Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

     11. GOVERNING LAW. This Lease Supplement shall be governed by and construed in accordance with the laws and decisions of the State of California without regard to principles of conflicts of laws.

     IN WITNESS WHEREOF, the Agent, Lessors and the Lessee have caused this Lease Supplement to be duly executed and delivered on the day and year first above written.


RYKOFF-SEXTON, INC.,               BA LEASING & CAPITAL CORPORATION,
as Lessee                          not individually, but solely
                                   as Agent for the Lessors


By /s/ Victor B. Chavez            By /s/ Cheryl J. Emerson
   ---------------------------        ----------------------------
Name Printed: Victor B. Chavez     Name Printed: Cheryl J. Emerson
              ----------------                   -----------------
Title: VP and Chief                Title: Assistant Vice President
       Accounting Officer
       -----------------------            ------------------------


                                   By /s/ Christine Bennett
                                      ----------------------------
                                   Name Printed: Christine Bennett
                                                  ----------------
                                   Title: Assistant Vice President
                                          ------------------------


LESSORS:


PITNEY BOWES CREDIT                BA LEASING & CAPITAL CORPORATION
CORPORATION


By /s/ Russell D. Piper            By /s/ Cheryl J. Emerson
   ---------------------------        ----------------------------
Name Printed: Russell D. Piper     Name Printed: Cheryl J. Emerson
             -----------------                   -----------------
Title: Region Credit Manager       Title: Assistant Vice President
       -----------------------            ------------------------

                                   By /s/ Christine Bennett
                                   ----------------------------
                                   Name Printed: Christine Bennett
                                                 -----------------
                                   Title: Assistant Vice President
                                          ------------------------



MANUFACTURERS BANK


By /s/ Mike Toomey
   ---------------------------
Name Printed: Mike Toomey
              ----------------
Title: Vice President
       -----------------------